UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 12, 2004

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.
99	News Release dated January 12, 2004.

Item 9. Regulation FD Disclosure.

     On January 12, 2004, M&T Bank Corporation announced its results of operations for the fiscal year ended December 31, 2003. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

     This information is furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including Exhibit 99 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of M&T Bank Corporation under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 12. Results of Operations and Financial Condition.

     On January 12, 2004, M&T Bank Corporation announced its results of operations for the fiscal year ended December 31, 2003. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

     This information is furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) in accordance with SEC Release No. 33-8176. The information in this Form 8-K, including Exhibit 99 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of M&T Bank Corporation under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: January 12, 2004	By:	/s/ Michael P. Pinto

Michael P. Pinto
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99	News Release dated January 12, 2004. Filed herewith.